Income Taxes - Components of the Deferred Tax Assets and Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Deferred tax assets:
Net operating loss carryforward	¥ 380,695	$ 59,739	¥ 107,344
Depreciation and amortization of property, equipment, software and intangible asset, net	41,020	6,437	30,417
Share-based compensation expenses	59,296	9,305	0
Accrual expense	30,172	4,735	10,568
Less: valuation allowance	(493,233)	(77,399)	(100,204)	$ (15,724)	¥ (165,497)	¥ (94,511)
Total deferred tax assets	17,950	2,817	48,125
Deferred tax liabilities:
Acquired intangible assets	17,950	2,817	18,067
Contract assets	0	0	30,058
Total deferred tax liabilities	17,950	2,817	48,125
Deferred tax assets, net	¥ 0	$ 0	¥ 0